UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Western Asset Investment Grade Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

(NYSE – PAI)

620 Eighth Avenue, 47th Floor

New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2024

To the Stockholders of

Western Asset Investment Grade Income Fund Inc.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Western Asset Investment Grade Income Fund Inc. (the “Fund”) is scheduled to be held at 280 Park Avenue, New York, New York, on Wednesday, May 22, 2024, at 10:00 a.m., Eastern Time, for the following purposes:

(1)	Electing the Board of Directors; and

(2)	Transacting such other matters as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check our website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

The Board of Directors has fixed the close of business on April 8, 2024 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/fnk-33893. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

Marc A. De Oliveira

Secretary

April 17, 2024

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE, YOU WILL BE ABLE TO DO SO AND SUCH VOTE WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

620 Eighth Avenue, 47th Floor

New York, New York 10018

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be Held on May 22, 2024:

The proxy statement and related materials are available at:

https://www.proxy-direct.com/fnk-33893

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Western Asset Investment Grade Income Fund Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) to be held at 280 Park Avenue, New York, New York, on Wednesday, May 22, 2024, at 10:00 a.m., Eastern Time, and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, stockholders will be asked to consider the re-election of eleven Directors (collectively, the “Nominees”) to the Board.

If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission (the “SEC”) via its EDGAR system.

This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about April 17, 2024. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at 620 Eighth Avenue, 47th Floor, New York, New York 10018 or by calling toll free at 1-888-777-0102.

The Board has fixed the close of business on April 8, 2024 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 9,510,962 shares of the Fund’s common stock (the “Common Stock”) outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

A majority of the outstanding shares of Common Stock as of the close of business on the Record Date must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a majority of the votes entitled to be cast in the election of Directors. Except where a different vote is required by any provision of law or the Fund’s Certificate of Incorporation or Amended and Restated Bylaws (the “Bylaws”), the affirmative vote of the majority of shares of the Fund’s Common Stock present in person or represented by proxy at the Annual Meeting, at which a quorum is present, and entitled to vote on the subject matter will be the act of the stockholders. In the event of any conflict between a description of the Fund’s Bylaws in the proxy statement and the Fund’s Bylaws, the Fund’s Bylaws will control.

Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare, which has been retained to assist stockholders in the voting process. For these services, the Fund will pay Computershare a fee that is not expected to exceed $18,576. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of Common Stock of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board, including the services of Computershare, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares of Common Stock held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares of Common Stock present for purposes of determining whether a quorum is present. Assuming that a quorum would otherwise be present, abstentions will have the effect of a vote against a Nominee for the purpose of determining whether a Director has been elected.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Jane E. Trust, Thomas C. Mandia, Tara E. Gormel, Jeanne Kelly and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board to serve in such capacity or substituted by the persons selected by the Board. Mses. Trust, Gormel and Kelly and Messrs. Mandia and De Oliveira are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or otherwise as provided therein. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be Held on May 22, 2024

The proxy statement and related materials are available at

https://www.proxy-direct.com/fnk-33893

Stockholders of record may submit a proxy in respect of their shares of Common Stock by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the stockholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares of Common Stock, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the stockholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares of Common Stock, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Stockholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF DIRECTORS

Eleven Directors, if re-elected at the Annual Meeting, will serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each Nominee is set forth in the table below. All of the Nominees are presently Directors of the Fund.

The Fund’s Bylaws provide that the Board will consist of such number of Directors as may be fixed from time to time by a majority of the Directors, which number is currently eleven.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller

Studenmund, Peter J. Taylor and Jane E. Trust as Directors of the Fund. Each of the Nominees has agreed to serve if elected at the Annual Meeting. If any Nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board may recommend for the position of Director.

Required Vote. The Directors of the Fund will be elected by a majority vote of the shares of the Fund’s Common Stock entitled to be cast in the election of Directors.

The Directors unanimously recommend that stockholders vote to elect each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust to the Board of Directors as a Director.

Information Regarding the Nominees and Directors. Information about the Nominees and Directors is set forth below. Ms. Trust is the President and Chief Executive Officer of the Fund. No other Nominee serves as an officer of the Fund. The address of each Nominee is c/o Jane E. Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on December 31, 2023
INDEPENDENT NOMINEES AND DIRECTORS

Robert Abeles, Jr. Born 1945	Director(1)	Served since 2013	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022).	50	None	None

Jane F. Dasher Born 1949	Director(1)	Served since 1999	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997).	50	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on December 31, 2023
INDEPENDENT NOMINEES AND DIRECTORS (continued)
Anita L. DeFrantz Born 1952	Director(1)	Served since 1998	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles).	50	None	1,135

Susan B. Kerley Born 1951	Director(1)	Served since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990).	50	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014).	None

Michael Larson(3) Born 1959	Director(1)	Served since 2004	Chief Investment Officer for William H. Gates III (since 1994).	50	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009).	None

Avedick B. Poladian Born 1951	Director(1)	Served since 2007	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	50	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on December 31, 2023
INDEPENDENT NOMINEES AND DIRECTORS (continued)
William E. B. Siart Born 1946	Director and Chairman(1)	Served since 1997	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	50	Trustee, University of Southern California (since 1994); formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021).	None

Jaynie Miller Studenmund Born 1954	Director(1)	Served since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997).	50	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018).	None

Peter J. Taylor Born 1958	Director(1)	Served since 2019	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014).	50	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company(3) (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on December 31, 2023
INTERESTED NOMINEE AND DIRECTOR
Ronald L. Olson Born 1941	Director(2)(5)	Served since 2005	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968).	50	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997).	None
INTERESTED NOMINEE, DIRECTOR AND OFFICER

Jane E. Trust Born 1962	Director, President and Chief Executive Officer(2)(6)	Served since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Adviser, LLC (“FTFA”) or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015).	123	None	None

(1)	Member of the Audit Committee, the Executive and Contracts Committee, the Governance and Nominating Committee and the Investment and Performance Committee.

(2)	Member of the Investment and Performance Committee.

(3)

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), the Fund’s investment adviser, has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years of the Fund, at no time did the value of those investment portfolios exceed 1.0% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

(4)

Western Asset, the Fund’s investment adviser, and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA (formerly known as Legg Mason Partners Fund Advisor, LLC), an affiliate of Western Asset, or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which the Investment Adviser or its affiliates serve as investment adviser.

(5)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(6)

Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of her position with FTFA and/or certain of its affiliates.

*

Indicates the earliest year in which the Director or Nominee became a Board member for a fund in the Fund complex. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Any director nominated for re-election as a director who fails to receive the requisite vote for re-election at an annual meeting of stockholders, and whose successor has neither been elected nor qualified, shall holdover and continue to serve as director and shall be nominated for re-election at the next succeeding annual meeting of stockholders until he or she has received the requisite vote or until his successor shall have been elected and shall have qualified, or until his or she death, or until he or she shall have resigned or have been removed as provided by statute or the charter of the Fund.

Additional Information Concerning the Board of Directors. The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Nominees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, Western Asset Management Company Limited (the “Subadviser”), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members and the Nominees in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; and as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Directors or Nominees who are not interested persons of the Fund being referred to as the “Independent Directors”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors and Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are interested persons of the Fund. Mr. Siart serves as Chairman of the Board. Mr. Siart is an Independent Director. Independent Directors constitute more than 75% of the Board. As described further below, the Board has four standing committees: the Audit Committee, the Executive and Contracts Committee (the “Contracts Committee”), the Governance and Nominating Committee (the “Governance Committee”), and the Investment and Performance Committee (the “Performance Committee”). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Director and each (other than the Performance Committee) is composed entirely of Independent Directors. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Director. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Directors. The Independent Directors believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Directors. The Board also considered that the chairperson of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser, the Subadviser and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason or Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Investment Adviser and Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Investment Adviser and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, Audit Committee, Contracts Committee and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadviser, and the affiliates of the Investment Adviser and the Subadviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s Chief Compliance Officer and the Investment Adviser’s chief risk officer, as well as various personnel of the Investment Adviser, the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Audit Committee, Contracts Committee, Performance Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Directors as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board has established an Audit Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund; the Investment Advisor or the Subadviser, consisting of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Subadviser and certain of their affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm.

Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to stockholders.

Robert Abeles, Jr. (Chairperson)

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E. B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

Governance and Nominating Committee. The Board has established a Governance Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser, consisting of Mses. Dasher, DeFrantz (Chairperson), Kerley and Studenmund and Messrs. Abeles, Larson, Poladian, Siart and Taylor. The Governance Committee meets to select nominees for election as Directors of the Fund, and consider other matters of Board policy. The Directors have adopted a written charter for the Governance Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Governance Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

The Governance Committee requires that Director candidates have a college degree or equivalent business experience. Further, as required by the Bylaws, to qualify as a nominee for election as a Director and to be elected as a Director, an individual, at the time of nomination and election (unless a majority of the Board then in office have determined by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Director or the free flow of information among Directors or between the Fund’s investment adviser and any subadviser on the one hand and the Board on the other hand) must: (a) have at least five years’ experience in either investment management, economics, public accounting, business or law, or other relevant substantive expertise, experience or relationships (as determined by the Governance Committee or the Board); (b) at nomination or election, serve as a director of no more than five (5) companies having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) or 1940 Act or treated as public reporting companies under any comparable regulatory regime; (c) not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof; (d) not be and shall not have been subject to any censure, order, consent decree or adverse final action of any federal, state or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall be subject to any “proceeding,” that could reasonably be expected to result in the nominee or Director being so barred, suspended or restricted; and (e) not be and must not have been the subject of any of the ineligibility provisions contained in Sections 9(a) or (b) of the 1940 Act.

The Governance Committee, or in the absence thereof, the entire Board, in its sole discretion, determines whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the foregoing qualifications will not be eligible for nomination or election as a Director.

Although the Governance Committee does not have, a formal policy with regard to the consideration of diversity in identifying Director nominees, as a matter of practice the Governance Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance Committee also takes into account the personal background of current and prospective Directors in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance Committee in its decision making process.

The Governance Committee may consider candidates for Director recommended by the Fund’s current Directors, officers, Investment Adviser, Subadviser, stockholders or any other source deemed to be appropriate by the Governance Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Secretary at the address of the principal executive offices of the Fund, not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting containing the information about such nominee required by the Fund’s procedures for stockholders to submit nominee candidates, which are found in the Bylaws. The Governance Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance Committee will be nominated for election to the Fund’s Board.

Executive and Contracts Committee. The Board has established a Contracts Committee consisting of Messrs. Abeles, Larson, Poladian, Siart (Chairperson), Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. The Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Investment and Performance Committee. The Board has established a Performance Committee consisting of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley (Chairperson), Studenmund and Trust. The Performance Committee is charged with, among other things, reviewing investment performance.

Meetings. During the fiscal year ended December 31, 2023, the Board held five meetings, the Audit Committee held seven meetings, the Governance Committee held three meetings, the Performance Committee held five meetings and the Contracts Committee held two meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which he or she served.

Stockholder Communications. The Board has adopted a process for stockholders to send communications to the Board. Stockholders may mail written communications to the attention of the Board, care of the Fund’s Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder’s name, be signed by the stockholder, refer to the Fund, and include the class and number of shares of Common Stock held by the stockholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Director Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2023 by each Nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee in the same “family of investment companies.” As of December 31, 2023, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of Common Stock on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies(1) ($)
INDEPENDENT NOMINEES AND DIRECTORS
Robert Abeles, Jr.	None	None
Jane F. Dasher	None	Over 100,000
Anita L. DeFrantz	10,001-50,000	10,001-50,000
Susan B. Kerley	None	Over 100,000
Michael Larson	None	Over 100,000
Avedick B. Poladian	None	Over 100,000
William E. B. Siart	None	Over 100,000
Jaynie Miller Studenmund	None	Over 100,000
Peter J. Taylor	None	Over 100,000
INTERESTED NOMINEES AND DIRECTORS
Ronald L. Olson	None	10,001-50,000
Jane E. Trust	None	Over 100,000

(1)

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or hold themselves out as related companies for purposes of investment or investor services. “Family of investment companies” for these purposes includes the funds in the Franklin Templeton fund complex advised by Western Asset or its affiliates.

Director Compensation. Directors of the Fund who are not Independent Directors receive no salary or fees from the Fund. For serving as a Director of the Fund, each Independent Director receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Directors are also reimbursed for all out-of-pocket expenses relating to attendance of such meetings. Those Independent Directors who serve in leadership positions of the Board or Board committees, receive additional compensation. Accordingly, the Chairperson of the Board, Audit Committee, Governance Committee, Performance Committee and Contracts Committee receives additional compensation from the Fund for serving in such capacity. The Fund pays its pro rata share of the fees and expenses of the Directors paid by its Fund Complex based upon asset size.

For the fiscal year ended December 31, 2023, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as directors or trustees of other funds in the same “Fund Complex.”

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Directors ($)(1)
INDEPENDENT NOMINEE AND DIRECTORS
Robert Abeles, Jr.	3,138	0	0	372,000
Jane F. Dasher	3,110	0	0	337,000
Anita L. DeFrantz	3,108	0	0	332,000
Susan B. Kerley	3,130	0	0	362,000
Michael Larson	3,110	0	0	337,000
Avedick B. Poladian	1,692	0	0	334,000
William E. B. Siart	3,212	0	0	462,000
Jaynie Miller Studenmund	3,110	0	0	337,000
Peter J. Taylor	3,110	0	0	337,000
INTERESTED NOMINEES AND DIRECTORS
Ronald L. Olson	None	0	0	None (1)
Jane E. Trust	None	0	0	None (1)

(1)

Mr. Olson and Ms. Trust are not compensated by the Fund for their services as Directors because of their relationships with the Investment Adviser and the Investment Adviser’s parent company, respectively.

During the fiscal year ended December 31, 2023, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

INFORMATION CONCERNING THE INVESTMENT

ADVISER AND SUBADVISER AND THE FUND’S OFFICERS

The Investment Adviser and the Subadviser are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. The address of Franklin Resources is One Franklin Parkway, San Mateo, California 94403. The Investment Adviser’s address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser’s address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser and Subadviser, FTFA, 280 Park Avenue, 8th Floor, New York, New York 10017, serves as the Fund’s administrator. FTFA is also an indirect, wholly-owned subsidiary of Franklin Resources.

Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below, except that information regarding Ms. Trust, a Nominee, Director and the President of the Fund, is provided in the table above with the Nominees and Directors. Unless otherwise noted, the address of each officer is c/o the Fund at 280 Park Avenue, 8th Floor, New York, New York 10017.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 30, 2024

Christopher Berarducci Born 1974	Treasurer and Principal Financial Officer	Served since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.	None

Ted P. Becker Born 1951	Chief Compliance Officer	Served since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020).	None

Marc A. De Oliveira Born 1971 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).	None

Jeanne M. Kelly Born 1951	Senior Vice President	Served since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015).	None

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Served since 2022	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020); and Assistant Secretary of certain funds in the fund complex (2020 to 2022).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of stockholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that stockholders wish to present to the 2025 annual meeting of stockholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Exchange Act, must be delivered to the Secretary of the Fund not less than 120 days prior to April 17, 2025 (i.e., on or before December 18, 2024).

Stockholders who wish to make a proposal at the 2025 annual meeting of stockholders — other than one that will be included in the Fund’s proxy materials — should provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to April 17, 2025 (i.e., no earlier than November 18, 2024 and no later than 5:00 p.m., Eastern Time, on December 18, 2024).

The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund’s Certificate of Incorporation and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the Record Date, all Directors, Nominees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of Common Stock on such date. As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 9,261,982 shares of Common Stock (representing approximately 97% of the Fund’s Common Stock). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding shares of Common Stock.

Stockholder Name and Address	Share Holdings	Percentage Owned
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400, Richmond, VA 23219(1)	881,739(2)	9.3%

SIT Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street, Minneapolis, MN 55402(3)	651,111(2)	6.8%

(1)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 8, 2024.

(2)	Shares are held with sole dispositive power and voting power.

(3)	Based on information obtained from a Schedule 13G filed with the SEC on February 14, 2024.

DELINQUENT SECTION 16(A) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act and the rules thereunder, require the Fund’s directors and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and their ownership and changes in their ownership of the Fund’s securities with the SEC and the New York Stock Exchange. Based solely on a review of the forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, the

Fund believes that each of the Directors and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s most recently concluded fiscal year, except that the initial Form 3 filing was inadvertently filed late in February 2024 for Michael C. Buchanan due to an administrative oversight.

ANNUAL REPORT TO STOCKHOLDERS

The Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2023 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Investment Grade Income Fund Inc., 620 Eighth Avenue, 47th Floor, New York, New York 10018 or you may call 1-888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2024, and the Board, including a majority of the Independent Directors, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding shares of Common Stock of the Fund. A representative of PricewaterhouseCoopers LLP will not be present at the Annual Meeting but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2022	$39,384	$0	$10,000	$0
December 31, 2023	$39,384	$0	$10,000	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund, other than the services described above, for the last two fiscal years.

For the fiscal years ended December 31, 2022 and December 31, 2023, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $350,359 and $342,635, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes preapproval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)

pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

PricewaterhouseCoopers LLP did not bill any fees for non-audit services performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2022 or December 31, 2023. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

Whether or not a quorum is present at the Annual Meeting, the Annual Meeting may be adjourned from time to time, without notice other than by announcement at the Annual Meeting at which the adjournment is taken, by the chairperson of the Annual Meeting. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Marc A. De Oliveira,

Secretary

April 17, 2024

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting Franklin Templeton 280 Park Avenue, New York, New York on May 22, 2024

Please detach at perforation before mailing.

PROXY	WESTERN ASSET INVESTMENT GRADE INCOME FUND INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Tara E. Gormel, Jeanne Kelly and Marc A. De Oliveira, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Investment Grade Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the annual meeting of stockholders of the Fund (the “Annual Meeting”) to be held at Franklin Templeton, 280 Park Avenue, New York, New York, on May 22, 2024 at 10:00 a.m. (Eastern Time), or at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as director and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

PAI_33893_041524

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 22, 2024.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/fnk-33893

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board of Directors unanimously recommends a vote “FOR” for the following proposal.

1.	Election of Directors:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Robert Abeles, Jr.	02. Jane F. Dasher	03. Anita L. DeFrantz	☐	☐	☐
04. Susan B. Kerley	05. Michael Larson	06. Avedick B. Poladian
07. William E. B. Siart	08. Jaynie Miller Studenmund	09. Peter J. Taylor
10. Ronald Olson	11. Jane E. Trust

INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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